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                                                                    EXHIBIT 10.6



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                           COSINE COMMUNICATIONS, INC.

                           THIRD AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

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                                TABLE OF CONTENTS


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                                                                                 PAGE
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
SECTION 1 - GENERAL; DEFINITIONS...................................................1

        1.1    Amendment; Waiver of Prior Rights...................................1
        1.2    Definitions.........................................................2
        1.3    Other Definitions...................................................5

SECTION 2 - REGISTRATION RIGHTS....................................................5

        2.1    Request for Registration............................................5
        2.2    Company Registration................................................8
        2.3    Form S-3 Registration..............................................10
        2.4    Obligations of the Company.........................................11
        2.5    Furnish Information................................................12
        2.6    Delay of Registration..............................................12
        2.7    Indemnification....................................................12
        2.8    Reports Under Securities Exchange Act of 1934......................15
        2.9    Limitations on Subsequent Registration Rights......................16
        2.10   "Market Stand-Off" Agreement.......................................16

SECTION 3 - COVENANTS OF THE COMPANY..............................................17

        3.1    Basic Financial Information........................................17
        3.2    Additional Information.............................................17
        3.3    Venture Capital Operating Company..................................17
        3.4    Board of Directors.................................................18
        3.5    Notice.............................................................18
        3.6    Confidential Information...........................................18
        3.7    Observer Rights....................................................19
        3.8    Liquidation Event Notice...........................................
        3.9    Termination of Covenants...........................................20
        3.10   Waiver.............................................................20

SECTION 4 - RIGHT OF FIRST REFUSAL................................................20

        4.1    First Refusal Notice...............................................20
        4.2    Company's Option...................................................20
        4.3    Investors' and Founders' Option....................................21
        4.4    Transfer of Sale Shares............................................21
        4.5    Transfers Void.....................................................21
        4.6    Exempt Transfers...................................................22
        4.7    Termination of Restrictions........................................22
        4.8    Waiver.............................................................22

SECTION 5 - RIGHT OF FIRST REFUSAL TO SUBSCRIBE FOR NEW ISSUANCES.................22

        5.1    Grant of Right of First Refusal....................................22
        5.2    First Offer Notice.................................................22
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
        5.3    Investor/Founder Election..........................................23
        5.4    Company Sale to Third Parties......................................23
        5.5    Definition of New Securities.......................................23
        5.6    Limitation and Apportionment.......................................24
        5.7    Termination of Right of First Offer................................24
        5.8    Waiver.............................................................24

SECTION 6  - CO-SALE..............................................................24

        6.1    Co-Sale Notice.....................................................24
        6.2    Investors' Exercise of Co-Sale Right...............................24
        6.3    Mechanics of Co-Sale...............................................25
        6.4    Sale of Co-Sale Shares to Third Party..............................25
        6.5    Exempt Transfers...................................................26
        6.6    Prohibited Transfers...............................................26
        6.7    Termination of Co-Sale Rights......................................27
        6.8    Waiver.............................................................27

SECTION 7  - TRANSFER RESTRICTIONS................................................27

        7.1    Restrictions on Transferability....................................27
        7.2    Restrictive Legend.................................................27
        7.3    Notice of Proposed Transfers.......................................28
        7.4    Public Sale........................................................28

SECTION 8 - VOTING AGREEMENT......................................................29

        8.1    Definition.........................................................29
        8.2    Agreement to Vote..................................................29
        8.3    Board of Directors.................................................29
        8.4    No Revocation......................................................29
        8.5    Stock Splits, Stock Dividends, etc.................................29
        8.6    Waivers............................................................29
        8.7    Termination........................................................30

SECTION 9 - MISCELLANEOUS.........................................................30

        9.1    Successors and Assigns.............................................30
        9.2    Governing Law......................................................30
        9.3    Counterparts.......................................................30
        9.4    Titles and Subtitles...............................................30
        9.5    Notices............................................................30
        9.6    Expenses...........................................................30
        9.7    Amendments and Waivers.............................................30
        9.8    Severability.......................................................31
        9.9    Aggregation of Stock...............................................31
        9.10   Entire Agreement...................................................31
        9.11   Assignment of Rights...............................................32



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                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

        THIS AGREEMENT (this "AGREEMENT") made as of April __, 2000, by and among CoSine Communications, Inc. (the "COMPANY"), the holders of Series E Preferred Stock listed on SCHEDULE A attached hereto (the "SERIES E INVESTORS"), the holders of Series D Preferred Stock listed on SCHEDULE A attached hereto (the "SERIES D INVESTORS"), the holders of Series C Preferred Stock listed on SCHEDULE A attached hereto (the "SERIES C INVESTORS") the holders of Series B Preferred Stock listed on SCHEDULE A attached hereto (the "SERIES B INVESTORS"), and the holders of Series A Preferred Stock listed on SCHEDULE A attached hereto (the "SERIES A INVESTORS") (Series E Investors, Series D Investors, Series C Investors, Series B Investors and Series A Investors are each individually referred to as an "INVESTOR" and they are collectively referred to as, the "INVESTORS"), and Dean Hamilton, Lianghwa Jou, and Larry Plummer (who are each individually referred to herein as a "FOUNDER" and collectively as the "FOUNDERS"), and the holders of other securities of the Company, who have registration or other rights with respect to such securities, or the securities of the Company issuable upon exercise or conversion thereof (the "ADDITIONAL RIGHTS HOLDERS"), listed on SCHEDULE A attached hereto.

                                   BACKGROUND

        Each of the Investors, the Founders, and the Additional Rights Holders owns (i) that number of outstanding shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock (collectively, the "EQUITY SECURITIES") and (ii) such warrants and/or options with respect to the Equity Securities, in each case, as is set forth opposite his, her, or its name on SCHEDULE A hereto. The Company, the Investors, the Founders, and the Additional Rights Holders have reached an understanding concerning various aspects of their business relationship with each other and the organization and operation of the Company and its business. This Agreement sets forth the parties' understanding and amends and restates in its entirety that certain Second Amended and Restated Investors' Rights Agreement, dated September 17, 1999, by and among the Company and the parties thereto (the "Second Amended and Restated Investors' Rights Agreement").

                                          AGREEMENT

        In consideration of the mutual promises and covenants set forth herein the parties hereto agree as follows:

                        SECTION 1 - GENERAL; DEFINITIONS

       1.1 Amendment; Waiver of Prior Rights.

               (a) Upon execution of this Agreement by the Company and Founders and Investors (as such terms are defined in the Second Amended and Restated Investors' Rights Agreement) holding a majority of the outstanding shares of Common Stock held by the Founders and of

Preferred Stock (on an as-converted basis), the Second Amended and Restated Investors' Rights Agreement shall be amended and restated as set forth herein. If a Series E Investor shall also be a Series A Investor, Series B Investor, Series C Investor or Series D Investor, or an Affiliate of either, the execution by such Series E Investor of the Purchase Agreement (as defined in Section 5.5 hereof) shall constitute execution of this Agreement in its capacity as a Series A Investor, Series B Investor, Series C Investor or Series D Investor, or an Affiliate of either, as the case may be, and the number of shares of Common Stock and Preferred Stock (voting on an as-if-converted basis) held by such Investor shall be counted toward the aforementioned majority.

               (b) All rights relating to the registration or qualification of the Company's securities, under the Securities Act of 1933, as amended (the "1933 ACT"), or other applicable state and federal securities laws that certain Additional Rights Holders previously had under any existing warrant, stock option, or other security or agreement (other than this Agreement) were terminated upon the execution of the Amended and Restated Investors' Rights Agreement by the Company and such Additional Rights Holders.

               (c) Upon execution of this Agreement by a party to the Second Amended and Restated Investors' Rights Agreement, such party hereby waives the Right of First Refusal pursuant to Section 5 of the Second Amended and Restated Investors' Rights Agreement with regard to the issuance by the Company of its Series E Preferred Stock. Upon execution of this Agreement by a majority of the outstanding shares of Common Stock and Preferred Stock (voting on an as-if-converted basis) held by the Founders and Investors, as such terms were defined in the Second Amended and Restated Investors' Rights Agreement, entitled to the Right of First Refusal pursuant to Section 5 of the Second Amended and Restated Investors' Rights Agreement, such Right of First Refusal with regard to the issuance by the Company of its Series E Preferred Stock shall be deemed waived as to all Investors and Founders.

               (d) Each party hereto acknowledges that each of Dean Hamilton, Lianghwa Jou and Donald Green has transferred as permitted by Section 4.6 of the Second Amended and Restated Investors' Rights Agreement certain shares of Common Stock held by him. Each party hereto hereby waives the prior notice of such transfers provided for in such Section. Each party hereto acknowledges that C.J. Overseas, Ltd. has transferred shares of Series A Preferred Stock to Falcon Capital, LLC. Each party hereto hereby waives any right of prior notice of such transfer afforded such party.


       1.2 Definitions. For purposes of this Agreement:

        "ADDITIONAL REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon conversion or exercise of any warrant, option, right or other security of the Company and owned of record by the Additional Rights Holders on the date hereof, and (ii) any Common Stock or other common stock issued (or issuable upon the conversion or exercise of any warrant, option, right or other security which is issued) with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by or issuable upon conversion or exercise of other securities held by persons holding securities described in clauses (i) or (ii) above; provided, however, that Additional Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, (c) shares of Common Stock which



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would otherwise be Additional Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period following the Company's initial public offering pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities, or (d) shares of Common Stock which would otherwise be Additional Registrable Securities that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned pursuant to Section 9.11 hereof.

        "AFFILIATE" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with such person. James Stableford, Anthony Ciulla, Ralph H. Cechettini 1995 Trust, Pivotal Partners, L.P., William Slattery, Marc Weiss, Dan Chapey, Matthew O. Fitzmaurice, Vertex Capital II LLC and ATGF II, and their respective Permitted Transferees, shall be deemed to be Affiliates of each other for the purposes of this Agreement.

        "BOARD" means the board of directors of the Company.

        "CHANGE OF CONTROL TRANSACTION" means any merger or consolidation of the Company with or into another entity in which the Company's shareholders of record, as constituted immediately prior to such transaction, hold fifty percent (50%) or less of the voting power of the surviving entity.

        "COMMON STOCK" means shares of the Company's common stock.

        "CO-SALE SHARES" shall mean shares of the Common Stock now owned or subsequently acquired by the Founders.

        "DESIGNATED SHAREHOLDER" means any officer, director, Founder or holder of two percent (2%) or more of the Company's outstanding Common Stock and Preferred Stock, on an as if converted basis, and who is a party to this Agreement or has otherwise agreed in writing to be bound by and to comply with all applicable provisions of Section 4 of this Agreement.

        "FORM S-3" means such form under the 1933 Act as is in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        "FOUNDER REGISTRABLE SECURITIES" means (i) shares of Common Stock owned of record by the Founders on the date hereof, (ii) any shares of Common Stock or other common stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by persons holding securities described in clauses (i) or (ii) above; provided, however, that Founder Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, or (c) securities which would otherwise be Founder Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period following the Company's initial public offering



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pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities, or (d) shares of Common Stock which would otherwise be Founder Registrable Securities that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned pursuant to Section 9.11 hereof.

        "HOLDER" means any person owning or having the right to acquire Registrable Securities.

        "INVESTOR REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock owned of record by any Investor as of the date such Investor executes this Agreement, and (ii) any Common Stock or other common stock issued (or issuable upon the conversion or exercise of any warrant, option, right or other security which is issued) with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by or issuable upon conversion or exercise of other securities held by persons holding securities described in clauses (i) or (ii) above; provided, however, that Investor Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, (c) shares of Common Stock which would otherwise be Investor Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period following the Company's initial public offering pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities, or (d) shares of Common Stock which would otherwise be Investor Registrable Securities that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned pursuant to Section 9.11 hereof.

        "1934 ACT" means the Securities Exchange Act of 1934, as amended.

        "PERMITTED TRANSFER" means any transfer of the Company's securities (i) to an Affiliate company in the case of a transferor that is a corporation, (ii) to any of its general or limited partners or any Affiliate thereof in the case of a transferor that is a partnership, (iii) to its members or any Affiliates thereof in the case of a transferor that is a limited liability company, and
(iv) in the case of a transferor that is an individual, to any spouse (or ex-spouse), or to any parents, brothers, sisters, children (natural or adopted), stepchildren or grandchildren of such individual or his or her spouse, or to a trust for any of their benefit or for the benefit of the transferor, or any transfer not involving a change in the beneficial ownership of the Company's securities (each, a "PERMITTED TRANSFEREE"); provided, that, prior to such transfer, such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement.

        "PREFERRED STOCK" means all shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock outstanding as of the date in question.

        "QUALIFIED PUBLIC OFFERING" means the first firmly underwritten public offering of the Company's Common Stock


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pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees or consultants of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) under the 1933 Act in which the per share price is not less than $7.00 (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) and the aggregate offering price is $15,000,000 or more; provided that immediately after such sale the Company's Common Stock will be listed on the Nasdaq National Market System or a national exchange.

        "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

        "REGISTRABLE SECURITIES" shall mean, collectively, the Investor Registrable Securities, the Founder Registrable Securities, and the Additional Registrable Securities.

        "SALE SHARES" means securities of the Company that a Designated Shareholder desires to transfer and which have been identified in a First Refusal Notice delivered under Section 4.1 hereof

        "SEC" shall mean the Securities and Exchange Commission.

        "VENTURE INVESTOR" means any of Lucent Venture Partners Inc., Worldview Technology Partners I, L.P., Worldview Technology International I, L.P., Worldview Strategic Partners I, L.P., TCV III (Q), L.P., Charter Growth Capital, L.P. and Bell Canada.

       1.3 Other Definitions. Other terms not defined in Section 1.2 above shall have the meanings assigned to them elsewhere in this Agreement.

                         SECTION 2 - REGISTRATION RIGHTS

       2.1 Request for Registration.

               (a) If the Company shall receive, at any time after the earlier of (A) the third anniversary of the date hereof, or (B) 180 days after the completion of any Qualified Public Offering, written request from the Holders of at least 50% of the Investor Registrable Securities (the "INVESTOR INITIATING HOLDERS") that the Company file a registration statement under the 1933 Act, the Company shall, provided that in the case of clause (A) above such registration statement shall contain a per share offering price of not less than $5.00 (adjusted to reflect subsequent stock



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dividends, stock splits or recapitalizations) and shall cover at least that number of Registrable Securities that would result in an aggregate offering of at least $15,000,000:

                          (i) promptly give written notice of such request to
all other Holders; and

                          (ii) as soon as practicable, use all commercially
reasonable efforts to prepare and file a registration statement with the SEC and applicable state regulatory authorities, providing, subject to the limitations of subsection 2.1(b), for the registration under the 1933 Act of (x) all Registrable Securities that the Holders request to be registered within fifteen
(15) days of the date the notice required by Section 2.1(a)(i) was given to the Holders and (y) such additional securities as the Company may desire to register, including, but not limited to, securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

               (b) If the Investor Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the written notice referred to in subsection 2.1(a)(i). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Investor Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to this Section 2.1, or if holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (such officers, directors, and other shareholders being collectively referred to as the "OTHER SHAREHOLDERS") request such inclusion, such securities of the Other Shareholders may be included in the underwriting, provided that such Other Shareholders accept the further applicable provisions of this Agreement. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting. Notwithstanding any other provision of this
Section 2.1, if the underwriter advises the Company in writing (with a copy to the Investor Initiating Holders) that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority:

                          (i) first, the Investor Registrable Securities and
Additional Registrable Securities requested to be included in such registration (pro rata among the Holders of such Investor Registrable Securities and Additional Registrable Securities on the basis of the number of Investor Registrable Securities and Additional Registrable Securities then held by each such Holder);


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                          (ii) second, Founder Registrable Securities requested
to be included in such registration, (pro rata among the Holders on the basis of the number of Founder Registrable Securities then held by each such Holder); and

                          (iii) third, among all Other Shareholders in
proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement.

        If any Holder of Registrable Securities or Other Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Investor Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Investor Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Investor Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited. To facilitate the allocation of shares in accordance with the above provisions, the Company or the Underwriter may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

               (c) Notwithstanding the foregoing, if the Company shall furnish to the Investor Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be filed on or before the time filing would be required or to become effective, the Company shall have the right to defer taking action with respect to such registration for a period of not more than one hundred twenty (120) days after receipt of the request of the Investor Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to file or effect, or to take any action to file or effect, any registration pursuant to this Section 2.1:

                          (i) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                          (ii) After the Company has effected two (2)
registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

                          (iii) During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to this Section 2; or




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                          (iv) If the Investor Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to Section 2.3 below.

               (e) The Company shall bear and pay all expenses incident to the Company's performance of or compliance with its obligations under this Agreement in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for all of the selling Holders); provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata in proportion to the number of Registrable Securities proposed to be sold by each Holder), unless (i) the Holders of a majority of the Investor Registrable Securities agree to forfeit their right to one demand registration pursuant to this Section 2.1, or (ii) at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1. The Holders including Registrable Securities in such registration statements shall bear all underwriting discounts and commissions, if any, in respect of the Registrable Securities, pro rata in proportion to the number of Registrable Securities being sold by each Holder.

               (f) The right for Investors to cause the Company to register Registrable Securities under this Section 2.1 shall terminate upon the earlier of eight (8) years from the date hereof or three (3) years after a Qualified Public Offering.

        2.2 Company Registration.

               (a) If after the completion of any Qualified Public Offering the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock or other employee benefit plan, a registration relating solely to a Rule 145 transaction, or a registration on any form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen
(15) days after the Company gives such notice, the Company shall, subject to the provisions of Subsections 2.2(b) and (c), include in the registration

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statement to be filed all of the Registrable Securities that each such Holder has requested to be registered.

               (b) The Company shall not be required under Section 2.2(a) to include any of a Holder's Registrable Securities in a registered public offering involving an underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriter selected by the Company.

               (c) If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. If the underwriters determine that the number of shares to be included in the registration must be limited, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated according to the following priority:

                          (i) first, the securities the Company proposes to
sell;

                          (ii) second, the Investor Registrable Securities and
Additional Registrable Securities requested to be included in such registration, pro rata among the Holders of such Investor Registrable Securities and Additional Registrable Securities on the basis of the number of Investor Registrable Securities and Additional Registrable Securities then held by each such Holder;

                          (iii) third, the Founder Registrable Securities
requested to be included in such registration, pro rata among the Holders of such Founder Registrable Securities on the basis of the number of Founder Registrable Securities then held by each such Holder;

                          (iv) fourth, other securities requested to be included
in such registration.

        To facilitate the allocation of shares in accordance with the above provision, the Company may round the number of shares allocated to any holder to the nearest one hundred (100) shares. If any holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriters. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (d) The Company shall bear and pay all expenses, incident to the Company's performance of, or compliance with, its obligations under this Agreement in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this
Section 2.2, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder (if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders). The Holders including Registrable Securities in such registration statements shall bear all underwriting discounts and commissions, if any, in respect of the Registrable Securities, pro rata in proportion to the number of Registrable Securities being sold by each Holder.

        2.3 Form S-3 Registration. If the Company receives from any Holder or Holders of the lesser of (i) at least 20% of the outstanding Registrable Securities or (ii) outstanding Registrable Securities having a market value at the time of such request of at least $40,000,000 (market value being the average of the closing stock price of Company Common Stock during the ten trading days prior to such request) in either case a written request that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration to all other Holders of the receipt of a request for registration pursuant to this
Section 2.3 and shall provide a reasonable opportunity for all such other Holders to participate in the registration; and

               (b) prepare and file a registration statement covering such Registrable Securities and all or such portion of the Registrable Securities of any other Holder(s) joining in such request as are specified in a written request given within fifteen (15) days after the date the Company gave such written notice; provided, however, that the Company shall not be obligated to file or effect any such registration pursuant to this Section 2.3 (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) within one hundred eighty (180) days following the effective date of a registration statement filed by the Company pursuant to a request by any of the Holders under this Agreement, (iv) prior to one hundred eighty (180) days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), or (v) if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be filed or effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after the Holders' request was given under this Section 2.3; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period. In the event the underwriters determine that market factors require a limitation on the number of shares to be underwritten pursuant to a registration effected under this Section 2.3, then shares shall be excluded from such registration and underwriting pursuant to the method described in Section 2.1(b).

               (c) bear and pay all expenses, incident to the Company's performance of or compliance with its obligation under this Agreement in connection with any registration requested pursuant to this Section 2.3, including (without limitation) all registration, filing, qualification, printer's and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders them). The Holders including Registrable Securities in such registration statement shall bear all underwriters' discounts and commissions, if any, in respect of the Registrable Securities pro rata in proportion to the number of Registrable Securities being sold by each Holder. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to
Section 2.1.

        2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the earlier of the expiration of the 90-day period following effectiveness of such registration statement or the completion of the distribution contemplated in such registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact regarding the Company or omits to state a material fact regarding the Company required to be stated therein or necessary to make the statements therein regarding the Company not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange, Nasdaq National Market, Nasdaq SmallCap Market or over-the-counter market on which similar securities issued by the Company are then listed, or, if no such securities are then listed, on an exchange or market whose listing requirements the Company and the Registrable Securities satisfy, if any.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        2.5 Furnish Information. Each selling Holder shall, as a condition to including Registrable Securities in such registration statement, furnish to the Company and to the underwriter, if any, such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company and any such underwriter may from time to time reasonably request in writing in connection with such registration statement. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a Holder, if such Holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such Holder, it shall immediately notify the Company of such change.

        2.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

        2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any registration or qualification that has been effected pursuant to this
Section 2; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; and provided, further, that the Company shall not be liable with respect to any loss, claim, damage or liability with respect to any person who purchased Registrable Securities and to whom there was not sent or who was not given a copy of any amended or final prospectus with respect to such Registrable Securities, if (x) such loss, claim, damage or liability results from an untrue statement or an omission or alleged untrue statement or omission contained in any preliminary or other prospectus that was corrected in such amended or final prospectus and (y) the Company had previously furnished copies of such amended or final prospectus to such Holder or the underwriters for such Holder.

               (b) To the extent permitted by law, each selling Holder (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or to the extent that such loss, claim, damage or liability is with respect to any person who purchased Registrable Securities and to whom there was not sent or who was not given a copy of any amended or final prospectus with respect to such Registrable Securities, if (x) such loss, claim, damage or liability results from an untrue statement or an omission or alleged untrue statement or omission contained in any preliminary or other prospectus that was corrected in such amended or final prospectus and (y) the Company had previously furnished copies of such amended or final prospectus to such Holder or the underwriters for such Holder; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); provided further, that, in no event shall any indemnity under this subsection 2.7(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. No indemnifying party in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided that in the event that any contribution under this Section 2.7(d) shall be made by any Investor Indemnifying Party, the amount thereof shall not exceed the net proceeds from the offering received by such Investor Indemnifying Party.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into by both the indemnified party and the indemnifying party in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

        2.8 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees that, following the completion of any Qualified Public Offering, the Company shall:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of such Qualified Public Offering to the extent required under the 1933 Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement relating to such Qualified Public Offering is declared effective;

               (c) prepare and file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act at any time after it has become subject to such reporting requirements; and

               (d) furnish to any Holder forthwith upon written request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement relating to such Qualified Public Offering), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) a copy of the most recent annual or quarterly report of the

Company and such other reports and documents so filed by the Company with the SEC on a non-confidential basis that such Holder may reasonably request in availing itself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form at any time after the Company has become subject to the reporting requirements of the 1934 Act.

        2.9 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Investor Registrable Securities enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.1, Section 2.2, or Section 2.3 unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Investor Registrable Securities of the Holders (or shares of any other class or series of capital stock issued on conversion thereof) which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.1(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 2.1.

        2.10 "Market Stand-Off" Agreement. Each of the parties hereto agrees:

               (a) during a period of time determined by the Company and the underwriter (not to exceed 180 days in the event of the Company's initial public offering and 90 days in the event of any other public offering) following the effective date of a registration statement of the Company filed under the 1933 Act, not to, directly or indirectly, sell, offer to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any securities of the Company held by such party that were purchased or acquired before the effective date of such registration statement filed in connection with the Company's initial public offering; and

               (b) if so requested by the Company or its underwriters, to enter into a lockup agreement to the effect set forth in Subsection 2.10(a) above, and in a form satisfactory to the Company and such underwriter, provided that all Founders, executive officers, and directors of the Company who then hold Common Stock (or other securities) of the Company, enter into similar agreements.

        The Company may impose stop-transfer instructions with respect to those securities subject to the foregoing restrictions until the end of said period. The foregoing restrictions shall expire two years after the date of the Company's initial public offering.

        Notwithstanding anything in this Section 2.10 to the contrary, the foregoing shall not restrict Goldman, Sachs & Co. and its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its or its Affiliates' business, so long as such activities are not conducted in respect of the shares of Common Stock (or by virtue of a short position undertaken to benefit from the cover of such shares of Common Stock, or the issuance of a derivative security designed to benefit from the value of such shares of Common Stock) of the Company issuable upon the conversion of the Series D Preferred Stock purchased by The Goldman Sachs Group, Inc. or Stone Street Fund 1999, L.P. pursuant to the Purchase Agreement (as hereafter defined).

                      SECTION 3 - COVENANTS OF THE COMPANY

        The Company hereby covenants and agrees that:

        3.1 Basic Financial Information. For so long as any Holder owns, separately, or together with any of its Affiliates, 798,000 (500,000 in the case of Series E Investors) or more shares of Common Stock and Preferred Stock, on an as if converted basis (adjusted for stock splits, combinations, and the like), the Company will furnish the following reports to such Holder:

               (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, all in reasonable detail and certified by an independent public accountant of recognized national standing selected by the Company; and

               (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period, prepared in accordance with GAAP consistently applied, subject to changes resulting from year-end audit adjustments and the absence of notes, all in reasonable detail and certified by the principal financial or accounting officer of the Company.

        3.2 Additional Information. The Company will permit any Holder, so long as such Holder owns, separately, or together with any of its Affiliates, 798,000 (500,000 in the case of Series E Investors) or more shares of Common Stock and Preferred Stock, on an as if converted basis (adjusted for stock splits, combinations, and the like), to visit, at such person's expense, and inspect any of the properties of the Company, including its books of account and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such Holder may reasonably request. In addition, the Company will deliver to each such Holder who so requests in writing, as soon as available (but in any event within ninety (90) days after the commencement of its fiscal year) a summary of the financial plan or annual budget of the Company for the fiscal year as contained in its operating plan approved by the Company's Board of Directors.

        3.3 Venture Capital Operating Company. For so long as an Investor's organizational documents require that the Investor have and maintain the status of a "venture capital operating company" (a "VCOC") as defined in the Department of Labor Regulations, Section 25101.3-101(d), such Investor shall, in addition to any rights such Investor may have under Sections 3.1 and 3.2 above, have the following rights:

               (a) Such Investor shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed annual and quarterly operating plans, and management will meet with the Investor, upon the Investor's written request, within thirty days after the end of each fiscal quarter at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans;

               (b) Such Investor may examine the books and records of the Company and inspect its facilities, and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided except to the extent provided to all Investors;

               (c) If such Investor is not represented on the Company's Board of Directors, such Investor shall be deemed to be a Venture Investor for purposes of Section 3.7 hereof and shall be entitled to the rights, and subject to the obligations, of a Venture Investor under such Section; provided, however, that such Venture Investor need not satisfy any of the share ownership thresholds set forth in Section 3.7.

        3.4 Board of Directors. Meetings of the Board will be held monthly, unless the directors agree otherwise. The Company will not incur any costs for outside directors unless approved by the Board.

        3.5 Notice. The Company shall give each Holder of record of Preferred Stock written notice of any impending merger or consolidation of the Company with or into any other corporation or corporations, or a sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company not later than twenty (20) days prior to the shareholders' meeting called to approve such transaction, or twenty
(20) days prior to the closing of the transaction, whichever is earlier, and will also notify these holders in writing of the final approval of the transaction. The notice will describe the material terms and conditions of the impending transaction. The corporation will give the holders prompt notice of any material changes in the terms and conditions of the impending transaction.

        3.6 Confidential Information. Anything in this Section 3 to the contrary notwithstanding, no Holder, by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential or proprietary information provided to such Holder pursuant to this
Section 3. Each Holder further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Holder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes. The Company shall not be required to comply with this
Section 3 in respect of any Holder whom the Company reasonably determines to be a competitor of the Company or an officer, employee, director or greater than ten percent (10%) stockholder of such competitor.

        3.7 Observer Rights. For so long as a Venture Investor owns at least 1,000,000 shares of Common Stock, on an as if converted basis (adjusted for stock splits, combinations and the like), and any Series C Investor without regard to share ownership, such Venture Investor or Series C Investor shall be entitled to designate, upon written notice to the Company, one (1) individual reasonably acceptable to the Company (such designee, the "OBSERVER") who shall be entitled to notice of, to attend, and to any documentation distributed to the directors before, during or after, all meetings (including any action to be taken by written consent) of the Board and all committees thereof; provided, however, that the Company reserves the right to withhold any information and to exclude such Observer from any meeting or portion thereof if access to such information or attendance at such meeting could

        (i) in the judgment of the Company's outside counsel, adversely affect the attorney-client privilege between the Company and its counsel or cause the Board to breach its fiduciary duties, or

        (ii) in the good faith determination of a majority of the Board, result in a conflict between the interests of the Company and those of such Observer, such Venture Investor, such Series C Investor or any of their affiliates.

        The Company will use its best efforts to ensure that any withholding of information or any restriction on attendance is strictly limited only to the extent necessary set forth in the preceding sentence. Such Observer shall not be permitted to vote at any meeting of the Board or be counted for purposes of determining whether there is sufficient quorum for the Board to conduct its business. Each Venture Investor, Series C Investor and Observer shall maintain the confidentiality of all financial, confidential and proprietary information of the Company obtained by them as a result of the rights granted pursuant to this Section 3.7. By designating an Observer, a Venture Investor or Series C Investor agrees to cause such Observer upon the Company's request to execute an agreement providing for nondisclosure of the Company's proprietary information consistent with such agreements signed by the Company's employees. The parties hereto hereby acknowledge and agree that, except as set forth in this Section 3.7, an Observer shall not owe any fiduciary or other duties to the shareholders of the Company or otherwise have any directorial or other duties or liabilities to the Company or its shareholders as a result of the Observer's exercise of his rights hereunder. A Venture Investor or Series C Investor shall designate, and may replace, its Observer with or without cause in its sole discretion by providing written notice to the Company at least five (5) business days prior to any such action taking effect. In addition to the limitations set forth in
Section 3.8, any rights granted to an Observer under this Section 3.7 shall immediately terminate if the Venture Investor who appointed such Observer (x) in the case of a Venture Investor who is entitled to appoint an observer solely because of his stock ownership, no longer owns at least 1,000,000 shares of Common Stock, on an as if converted basis (adjusted for stock splits, combinations and the like) or (y) in the case of a Venture Investor who is deemed to be a Venture Investor solely because of his status as a VCOC, no longer is a VCOC. Exercise of the observer rights granted in this Section 3.7 by a transferee or assignee of shares of the Company's capital stock shall be subject to the Board of Directors prior resolution that the conditions set forth in Section 9.11 shall all have been satisfied. Notwithstanding anything contained herein to the contrary, the Company's failure to comply with any provision of this Section 3.7 shall not affect the validity of any action taken (whether at a meeting or by written consent) by the Board, or any committee thereof, or by any or all of the Company's stockholders.

        3.8 Liquidation Event Notice. The Company shall give each Series E Investor no less than ten days advance notice of any Liquidation Event (as defined in the Restated Articles).

        3.9 Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force or effect upon the earliest to occur of (a) the closing of any Qualified Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company, (d) a Change of Control Transaction or (e) consummation of the sale of all or substantially all of the assets of the Company; provided, however, that the confidentiality provisions of this Section 3 will survive any such termination.

        3.10 Waiver. Any right granted to a Holder or Subsequent Investor pursuant to this section 3 may be waived as to all Holders or Subsequent Investors entitled to such right by a majority of the sum of (a) number of the outstanding shares of Common Stock held by the Holders or Subsequent Investors, as the case may be, who are entitled to such right, plus (b) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by such Holders or Subsequent Investors.

                       SECTION 4 - RIGHT OF FIRST REFUSAL

        4.1 First Refusal Notice. If a Designated Shareholder desires to transfer any securities of the Company owned by it, then at least 60 days prior to such transfer, other than a Permitted Transfer, such Designated Shareholder must give notice (the "FIRST REFUSAL NOTICE") to the Company, the Founders, and the Investors, of its intention to effect such transfer. The First Refusal Notice must set forth (a) the number and class of Sale Shares to be sold by the Designated Shareholder, (b) the date or proposed date of such transfer and the name and address of the transferee (the "DISCRETIONARY TRANSFEREE"), (c) the principal terms of such transfer, including the cash or other property or consideration to be received upon such transfer, and (d) the percentage which the number of Sale Shares constitutes with respect to the aggregate number of securities of the Company then held by the transferring Designated Shareholder. The Company, the Founders, and the Investors agree to keep the information contained in the First Refusal Notice confidential if so requested by the Designated Shareholder.

        4.2 Company's Option. The Company shall have the option, but not the obligation, to purchase all, but not less than all of the Sale Shares on the same terms as specified in the First Refusal Notice. Within 20 days after the date the First Refusal Notice is given, the Company shall give written notice to the transferring Designated Shareholder and the Investors stating its intention to exercise such option, and a date and time for consummation of the purchase not less than 60 days nor more than 90 days after the date the First Refusal Notice was given. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its option.

        4.3 Investors' and Founders' Option.

               (a) If the Company fails to exercise the option with respect to all of the Sale Shares, each of the Investors and Founders (or any combination thereof) shall have the option, but not the obligation, to purchase all but not less than all of the Sale Shares on the same terms as specified in the First Refusal Notice. After the expiration of the 20 day period in Section 4.2 hereof, but within 30 days after the First Refusal Notice is given, any electing Investor or Founder shall give written notice to the transferring Designated Shareholder and the Company stating that it elects to exercise its option and a date and time for consummation of the purchase not more than 90 days after the date the First Refusal Notice is given. Failure by an Investor or Founder to give such notice within such time period shall be deemed an election by it not to exercise its option. If more than one Investor and/or Founder exercises this option, the number of Sale Shares that each such Investor and/or Founder shall be entitled to purchase shall be equal to such Investor's or Founder's Pro Rata Share.

               (b) "PRO RATA SHARE" of the Investor or Founder for purposes of this Section 4 shall be calculated as of the date of the First Refusal Notice and shall be determined by dividing:

                          (i) the sum of (A) the number of outstanding shares of
Common Stock then held by such Investor or Founder, plus (B) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by such Investor or Founder; by

                          (ii) the sum of (A) the number of outstanding shares
of Common Stock then held by all Investors and Founders exercising their option under this Section 4.3 with respect to the securities to be sold pursuant to such First Refusal Notice (the "PURCHASING SHAREHOLDERS"), plus (B) the number of shares of Common Stock issuable upon conversion in full of all outstanding shares of Preferred Stock then held by all Purchasing Shareholders.

        4.4 Transfer of Sale Shares. Subject to Section 6 of this Agreement regarding co-sale rights of Investors and Founders, if none of the Company, the Founders, or the Investors elect to exercise their rights to purchase the Sale Shares pursuant to this Section 4, the Designated Shareholder may, within 60 days of the expiration of the Investors' and Founders' option pursuant to
Section 4.3, transfer the Sale Shares to the Discretionary Transferee on the terms and condition set forth in the First Refusal Notice; provided that, if such transferee will, after such transfer, be an officer, director, or holder of 2% or more of the Company's outstanding Common Stock and Preferred Stock, on an as if converted basis, then prior to such transfer the Discretionary Transferee shall agree in writing to be bound by the terms and conditions of this Agreement.

        4.5 Transfers Void. Any attempted transfer in violation of the terms of this Section 4 shall be ineffective to vest in any Discretionary Transferee any interest held by the transferring Designated Shareholder in the shares. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Company, and the Company, the Investors, and the Founders shall have a continuing right and option (but not an obligation), until the restrictions contained in this Section 4 terminate, to purchase the securities purported to be transferred by the Designated

Shareholder in violation of this Section 4 for a price and on terms the same as those at which the purported transfer was effected.

        4.6 Exempt Transfers. Notwithstanding the foregoing, the provisions of Sections 4.1 through 4.5 shall not apply to (i) any Permitted Transfer; (ii) any repurchase of a Designated Shareholders' unvested shares pursuant to a stock restriction agreement; or (iii) any bona fide gift or pledge; provided that (A) the transferring Designated Shareholder shall inform the Company of such pledge, transfer or gift prior to effecting it and (B) the pledgee, Permitted Transferee or donee shall furnish the Company with a written agreement executed by such pledgee, Permitted Transferee, or donee, whereby such pledgee, Permitted Transferee, or donee agrees to be bound by and comply with all provisions of this Agreement as well as any and all other stock restrictions that the Company may reasonably request. Such transferred Sale Shares shall remain "Sale Shares" hereunder, and such pledgee, Permitted Transferee or donee shall be treated as a "DESIGNATED SHAREHOLDER" for purposes of this Agreement.

        4.7 Termination of Restrictions. The provisions of this Section 4 shall terminate upon the earliest to occur of (a) the closing of any Qualified Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company, (d) the effective date of a Change of Control Transaction, or (e) consummation of the sale of all or substantially all of the assets of the Company.

        4.8 Waiver. The option granted to the Investors and Founders in Section
4.3 as to any proposed transfer pursuant to a First Refusal Notice may be waived as to all Investors and Founders in advance of or after such transfer by a majority of the sum of (a) number of the outstanding shares of Common Stock held by the Investors and Founders as of the date of the First Refusal Notice, plus
(b) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by the Investors and Founders.

        SECTION 5 - RIGHT OF FIRST REFUSAL TO SUBSCRIBE FOR NEW ISSUANCES

        5.1 Grant of Right of First Refusal. For so long as an Investor or Founder owns, separately, or together with any of its Affiliates, 798,000 (500,000 in the case of Series E Investors) or more shares of Common Stock and Preferred Stock, on an as if converted basis (adjusted for stock splits, combinations, and the like), such Investor or Founder shall have the right of first refusal (the "RIGHT OF FIRST REFUSAL") with respect to future sales by the Company of New Securities (as defined in Section 5.5 below) in accordance with the provisions of this Section 5.

        5.2 First Offer Notice. Each time the Company proposes to offer any New Securities for sale, the Company shall give a notice ("FIRST OFFER NOTICE") to each such Investor and each such Founder stating (i) its bona fide intention to offer such securities, (ii) the total number of such securities to be offered,
(iii) the number of securities to be offered to such Investor or Founder pursuant to this Section 5 (i.e., such Investor's or Founder's Pro Rata Share of such securities), and (iv) the price and terms, if any, upon which it proposes to offer such securities.

        5.3 Investor/Founder Election. Within ten (10) days after the First Offer Notice is given, each Investor and each Founder may elect to purchase or obtain, at the price and on the terms specified in the First Offer Notice, up to its Pro Rata Share of such securities.

               (a) "PRO RATA SHARE" of an Investor or Founder for purposes of this Section 5 shall be calculated as of the date of the relevant First Offer Notice and shall be determined by dividing:

                          (i) the sum of (A) the number of outstanding shares of
Common Stock then held by such Investor or Founder plus (B) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by such Investor or Founder; by

                          (ii) the sum of (A) the total number of shares of
Common Stock then outstanding, plus (B) the total number of shares of Common Stock issuable upon conversion in full of all Preferred Stock then outstanding.

        5.4 Company Sale to Third Parties. If all such securities referred to in the First Offer Notice which the Investors and Founders are entitled to purchase are not elected to be purchased as provided in Section 5.3 hereof, the Company may, during the 90-day period following the expiration of the period provided in
Section 5.3 hereof, sell the remaining unsubscribed portion of such securities to any person or persons at a price not less than, and upon terms no more favorable to the purchaser than those specified in the First Offer Notice. If the Company does not sell such securities within such 90-day period, the right provided hereunder shall be deemed to be revived and such securities shall not be offered unless first reoffered to the Investors and the Founders in accordance herewith.

        5.5 Definition of New Securities. "NEW SECURITIES" means any of the Company's equity securities (as defined in Section 3(a)(11) of the 1934 Act) except those: (i) issued to the Company's employees, officers, directors or consultants pursuant to any stock option or other employee benefit plan, arrangement or agreement approved by the Board of Directors, (ii) issued upon the conversion of the Company's currently outstanding Preferred Stock (including the Series E Preferred Stock), (iii) issued pursuant to the exercise or conversion of options and warrants, (iv) issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or a joint venture approved by the Board of Directors, (v) issued in connection with any stock split, subdivision, stock dividend, distribution, reverse stock split, combination or reclassification of the Company's securities, (vi) issued to vendors, customers, lenders or equipment lessors pursuant to any agreement the terms of which were approved by the Board of Directors, (vii) offered to the public pursuant to a registration statement filed under the 1933 Act, (viii) purchased pursuant to that certain Series E Preferred Stock Purchase Agreement entered into by certain of the parties hereto in conjunction with this Agreement (the "PURCHASE AGREEMENT"); or (ix) currently authorized and approved for issuance by the Board of Directors.

        5.6 Limitation and Apportionment. Subject to the provisions of Section
9.7 hereof, the number of the securities that will be subject to the Investors' Right of First Refusal under this Section 5 may be limited by agreement among the Company and the holders of a majority of the shares of Preferred Stock (voting on an as-if-converted basis) and Common Stock issued upon conversion of the Preferred Stock. This Right of First Refusal is nonassignable except as provided in Section 9.11 of this Agreement.

        5.7 Termination of Right of First Offer. The provisions of this Section 5 shall terminate upon the earliest to occur of (a) the closing of any Qualified Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company, (d) the effective date of a Change of Control Transaction, or (e) consummation of the sale of all or substantially all of the assets of the Company.

        5.8 Waiver. The Right of First Refusal may be waived as to all Investors and Founders with respect to an issuance of New Securities by a majority of the outstanding shares of Common Stock and Preferred Stock (voting on an as-if-converted basis) held by the Founders and Investors entitled to the Right of First Refusal as of the date of the First Offer Notice.

                               SECTION 6 - CO-SALE

        6.1 Co-Sale Notice. If a Founder proposes to sell or transfer (other than transfers that are exempt under Section 6.5 below) any Co-Sale Shares in one or more related transactions which will result in (i) the transfer of 100,000 or more shares of Co-Sale Shares by such Founder or (ii) the transferee of such shares holding securities representing more than 50% of the voting power of the Company, the Founder shall promptly give written notice (the "CO-SALE NOTICE") to the Company, each of the Investors, and to each of the other Founders ("NON-TRANSFERRING FOUNDERS") at least 30 days prior to the closing of such sale or transfer. The Co-Sale Notice shall describe in reasonable detail the terms of the proposed sale or transfer including, without limitation, the number of Co-Sale Shares to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee (the "ACQUIROR"). In the event that the sale or transfer is being made pursuant to the provisions of Section 6.5 hereof, the Co-Sale Notice shall state under which subsection thereof the sale or transfer is being made.

        6.2 Investors' Exercise of Co-Sale Right.

               (a) Each Investor and Non-Transferring Founder shall have the right, exercisable upon written notice given to such Founder within 10 days after the date the Co-Sale Notice was given to the Investor or Non-Transferring Founder, as the case may be, to participate in such sale on the same terms and conditions specified in the Co-Sale Notice. Each Investor and Non-Transferring Founder shall have the right to sell all or any part of its Pro Rata Share. To the extent that one or more of the Investors and/or Non-Transferring Founders exercise such right of participation, the number of Co-Sale Shares that the Founder may sell in the transaction shall be correspondingly reduced.

               (b) "PRO RATA SHARE" of an Investor or Non-Transferring Founder for the purposes of this Section 6 shall be calculated as of the date of the Co-Sale Notice and shall be determined by dividing:

                          (i) the sum of (A) the number of outstanding shares of
Common Stock then held by such Investor or Non-Transferring Founder plus (B) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by such Investor of Non-Transferring Founder; by

                          (ii) the sum of (A) the number of outstanding shares
of Common Stock then held by all Investors and Founders, plus (B) the number of shares of Common Stock issuable upon conversion in full of all outstanding shares of Preferred Stock then held by all Investors and Founders.

        6.3 Mechanics of Co-Sale. Each Investor and Non-Transferring Founder electing to participate (the "PARTICIPANTS") will effect its participation in the sale by promptly delivering to the Founder for transfer to the Acquiror one or more certificates, properly endorsed for transfer, which represent:

               (a) the type and number of shares of Common Stock which such Participant elects to sell; or

               (b) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the Acquiror objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in clause (i) above. The Company agrees to make any such conversion that is otherwise permitted concurrent with the actual transfer of such shares to the Acquiror.

        The stock certificate or certificates that the Participant delivers to the Founder shall be transferred to the Acquiror in consummation of the sale of Co-Sale Shares pursuant to the terms and conditions specified in the Co-Sale Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any Acquiror prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such Acquiror any Co-Sale Shares unless and until, simultaneously with such sale, the Founder shall purchase such Participant's Pro Rata Share from such Participant at the price and on the terms specified in the Co-Sale Notice. The exercise or non-exercise of the rights of Participant hereunder to participate in one or more sales of Co-Sale Shares made by the Founder shall not adversely affect their rights to participate in subsequent sales of Co-Sale Shares subject to Section 6.

        6.4 Sale of Co-Sale Shares to Third Party. If none of the Investors or Non-Transferring Founders elects to participate in the sale of the Co-Sale Shares subject to the Co-Sale Notice, the Founder may, not later than 40 days following the date the Co-Sale Notice is given to the Company and each of the Investors and the Non-Transferring Founders of the Co-Sale Notice, enter into an agreement providing for the closing of the transfer of the Co-Sale Shares covered by the Co-Sale Notice within 60 days of such agreement on terms and conditions no more favorable to the transferee than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any of the Co-Sale Shares by the Founder, shall again be subject to the co-sale rights of the Investors and shall require compliance by the Founder with the procedures described in this Section 6.

        6.5 Exempt Transfers.

               (a) Notwithstanding the foregoing, the provisions of this Section 6 shall not apply to (i) any Permitted Transfer; (ii) any repurchase of a Founder's unvested shares pursuant to a stock restriction agreement; or (iii) any bona fide gift or pledge; provided that (A) the Founder shall inform the Investors and other Founders of such pledge, transfer or gift prior to effecting it, and (B) the pledgee, Permitted Transferee or donee shall agree in writing to be bound by and comply with all provisions of this Agreement and any and all other stock restrictions that the Company may reasonably request. Such transferred Co-Sale Shares shall remain "Co-Sale Shares" hereunder, and such pledgee, Permitted Transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

               (b) Notwithstanding the foregoing, the provisions of this Section 6 shall not apply to the sale of any Co-Sale shares (i) to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the 1933 Act or (ii) to the Company.

        6.6 Prohibited Transfers. If a Founder sells any Co-Sale Shares in contravention of this Section 6 (a "PROHIBITED TRANSFER"), each Investor and Non-Transferring Founder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the option to sell to the Founder such Investors' Pro Rata Share and the Founder shall be obligated to purchase such Investor's Pro Rata Share at the price per share equal to the price per share paid by the Acquiror to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Investor for any and all reasonable fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 6. Within 90 days after the later of the dates on which the Investors and Non-Transferring Founders (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Investor and Non-Transferring Founder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer. The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor or a Non-Transferring Founder, pursuant to this Section 6.6, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in cash or by other means acceptable to the Investor or Non-Transferring Founder. Notwithstanding the foregoing, any attempt by a Founder to transfer Co-Sale Shares in violation of Section 6 hereof shall be voidable and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of a majority of the Shares.

        6.7 Termination of Co-Sale Rights. The provisions of this Section 6 shall terminate upon the earliest to occur of (a) the closing of any Qualified Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company, (d) the effective date of a Change of Control Transaction or (e) consummation of the sale of all or substantially all of the assets of the Company.

        6.8 Waiver. The right granted to the Investors and Non-Transferring Founders in Section 6.2 as to any proposed transfer pursuant to a Co-Sale Notice may be waived as to all Investors and Non-Transferring Founders in advance or after such transfer by a majority of the sum of (a) the number of outstanding shares of Common Stock held by the Investors and Non-Transferring Founders as of the date of the Co-Sale Notice plus (b) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock then held by the Investors and Non-Transferring Founders.

                        SECTION 7 - TRANSFER RESTRICTIONS

        7.1 Restrictions on Transferability. The securities of the Company held by the parties hereto shall not be transferred except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the 1933 Act or, in the case of Section 2.10 hereof, to assist in an orderly distribution. Each party hereto will cause any proposed transferee of such securities held by such party hereto to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Agreement.

        7.2 Restrictive Legend. All certificates representing any securities of the Company that are subject to this Agreement shall be stamped or otherwise imprinted with a legend substantially in the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, DATED AS OF APRIL __, 2000, AND ANY AMENDMENT THERETO OR RESTATEMENTS THEREOF (SUCH AGREEMENT INCLUDING ANY SUCH AMENDMENT OR RESTATEMENTS, THE "AGREEMENT") AMONG COSINE COMMUNICATIONS, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT CONTAINED IN THE AGREEMENT AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE AGREEMENT. UPON THE

        FULFILLMENT OF CERTAIN OF SUCH CONDITIONS COSINE COMMUNICATIONS, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE NOT BEARING THIS LEGEND FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF COSINE COMMUNICATIONS, INC.

        The foregoing legend shall be removed with respect to such securities upon request of the holder of such securities at such time as this Agreement is terminated.

        7.3 Notice of Proposed Transfers. The holder of each certificate representing securities of the Company by acceptance thereof agrees to comply in all respects with the provisions of this Section 7.3. Prior to any proposed transfer of any such securities (other than under circumstances described in Sections 2.1, 2.2, and 2.3 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except for a Permitted Transfer) by either:

               (a) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of such securities may be effected without registration under the 1933 Act or

               (b) a "no-action" letter from the SEC to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the Holder of such securities shall be entitled to transfer them in accordance with the terms of the notice delivered by such holder to the Company.

        Each certificate evidencing such securities transferred as above provided shall bear the restrictive legend set forth in Section 7.2 above, except that such certificate shall not bear such restrictive legend after the date of any Qualified Public Offering under the 1933 Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the 1933 Act or if such legend is no longer required pursuant to Rule 144(k).

        7.4 Public Sale. Each party hereto agrees not to make, without the prior written consent of the Company, any public offering or sale of the Company's securities although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of (i) the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or (ii) the date on which it becomes a registered company pursuant to Section 12(g) of the 1934 Act, or (iii) five years after the date hereof.

                          SECTION 8 - VOTING AGREEMENT

        8.1 Definition. As used in this Section 8, the term "VOTE" shall have the meaning set forth in Section 194 of the California Corporations Code (the "CODE").

        8.2 Agreement to Vote. Subject to Section 8.7 below, the Series A Investors, the Series B Investors, Series C Investors, Series D Investors, Series E Investors and the Founders (collectively, the "VOTING HOLDERS") agree to vote the shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (collectively, the "SHARES") then held by them at any regular or special meeting of shareholders of the Company, or, in lieu of any such meeting, to give their written consent, as provided in Section 8.3 below.

        8.3 Board of Directors. With respect to any proposal concerning the election of one or more directors who are to be elected by the holders of a majority of the outstanding shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Common Stock, voting together as a class, the Voting Holders hereby covenant and agree that each Voting Holder shall vote its Shares to elect those nominees approved by a majority of the outstanding shares of each of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting together as a class. Any vacancy on the Board occurring because of the death, resignation or removal of a director elected by the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting together as a class, shall be filled in accordance with the provisions set forth hereinabove.

        8.4 No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Section 8.

        8.5 Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued as a result thereof with respect to the Voting Holders' Shares shall become Voting Holders' Shares for purposes of this Section 8 and shall be endorsed with the legend set forth in Section 7.2 hereof.

        8.6 Waivers. Any term of this Section 8 may be amended and the observance of any term of this Section 8 may be waived either generally or in a particular instance and either retroactively or prospectively only with the written consent of the Company and the holders of a majority of the outstanding shares of the Common Stock held by the Founders, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting together as a class.

        8.7 Termination. All parties' rights under this Section 8 will terminate upon the earliest to occur of (i) any Qualified Public Offering , (ii) the date on which this Agreement is terminated by a writing executed by the parties hereto, (iii) the dissolution of the Company, (iv) the effective date of a Change of Control Transaction, or (v) consummation of the sale of all or substantially all of the assets of the Company.

                            SECTION 9 - MISCELLANEOUS

        9.1 Successors and Assigns. Subject to the provisions of Section 9.11, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        9.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signature pages in the form of facsimile transmission are deemed acceptable as originals.

        9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        9.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or 3 business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

        9.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        9.7 Amendments and Waivers. Unless otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and the holders of a majority of the shares of Preferred Stock (voting on an as-if-converted basis) and/or Common Stock issued upon conversion of the Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party hereto; provided, however, that no such amendment or waiver shall reduce the percentage of shares necessary to amend this Agreement without the consent of the holders of all shares of Preferred Stock (voting on an as-if-converted basis) and Common Stock issued upon conversion of the Preferred Stock then outstanding, and provided, further, that (i) any amendment that would adversely affect the holders of a specific class or series of the Company's capital stock in manner different than the holders of other shares of capital stock shall also require the consent of the holders of a majority of the shares of such class or series of so affected, and (ii) any amendment that would adversely affect any of the Investors, the Founders, or the Additional Rights Holders in a manner different than the holders of other shares of capital stock shall also require the consent of, if the Investors are so affected, the Investors (or their assignees to whom Investors have expressly assigned their rights in compliance with Section 9.11 hereof) who then hold at least fifty percent (50%) of the Investor Registrable Securities then held by persons entitled to registration rights hereunder and, if the Founders are so affected, the Founders (or their assignees to whom they have expressly assigned their rights in compliance with
Section 9.11 hereof) who then hold at least fifty percent (50%) of the Founder Registrable Securities then held by persons entitled to registration rights hereunder and, if the Additional Rights Holders are so affected, the Additional Rights Holders (or their assignees to whom Additional Rights Holders have expressly assigned their rights in compliance with Section 9.11 hereof) who then hold at least fifty percent (50%) of the Additional Registrable Securities then held by persons entitled to registration rights hereunder; provided further, any such amendment, waiver or modification applies by its terms to each applicable Investor, Founder, or Additional Rights Holders, and each such assignee and, provided further, that any Investor, Founder, or Additional Rights Holder, or any such assignee thereof may waive hereunder any of such holder's rights or the Company's obligations hereunder without obtaining the consent of any other Investor, Founder, or Additional Rights Holder, or assignee.

        Notwithstanding anything herein to the contrary, in the event of a subsequent closing with a Series E Investor as provided for in Section 1.2 of the Purchase Agreement, such Series E Investor shall become a party to this Agreement as a "Series E Investor" without the need for any consent, approval or signature of any other Investor upon (i) receipt from such Series E Investor of a fully executed signature page hereto with the Company's consent and (ii) payment of all consideration for the purchase by such Series E Investor of shares of Series E Preferred Stock pursuant to the terms of the Purchase Agreement.

        9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

        9.9 Aggregation of Stock. All shares of the Company's capital stock held or acquired by a party hereto and its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        9.10 Entire Agreement. This Agreement and the other agreements referenced herein constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

        9.11 Assignment of Rights. The rights pursuant to Sections 2, 3, 4, 5 and 6 of this Agreement may only be assigned by a party hereto to a transferee or assignee of shares of the Company's capital stock, if: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, but not limited to, those obligations of the transferor related to its status as an Investor, Founder or Additional Rights Holder hereunder; (c) such transferee or assignee is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and (d) in the case of the transfer of rights pursuant to Section 2, the transferee acquires at least 250,000 (adjusted for stock splits, combinations and the like) shares of Registrable Securities and, in the case of a transfer of the rights pursuant to Sections 3, 4, 5, and 6, the transferee acquires at least 1,000,000 (or 500,000 in the case of Series E Investors) (as adjusted in each case for stock splits, combinations and the like) shares of Common Stock or such number of shares of Preferred Stock as are then Convertible into at least 1,000,000 (or 500,000 in the case of Series E Investors) shares of Common Stock, except that, with respect to clause (d) above, if a party hereto transfers any securities of the Company to any of its Affiliates or any liquidating trust for such party, such party may assign to such Affiliates or such liquidating trust any of its rights under Sections 2, 3, 4, 5, and 6 of this Agreement (subject to the provisions thereof) without satisfying the thresholds established in clause
(d) above but otherwise complying with this Section 9.11; and such Affiliates or such liquidating trust shall be entitled to further assign such rights in a transfer complying with this Section 9.11 as excepted.




                [Remainder of this Page Intentionally Left Blank]


                          A SEPARATE SIGNATURE PAGE FOR

                 EACH OF THE PARTIES TO THIS AGREEMENT FOLLOWS.

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE




        COSINE COMMUNICATIONS, INC.



        By:
           -----------------------
           (Signature)


        Name:  Dean Hamilton
             ---------------------
             (Print or Type)


        Title: President
               --------------------


Address:

3200 Bridge Parkway
     Redwood City, CA  94065

Phone: (650) 637-4771
Fax:   (650) 637-4779

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        HAMILTON



        By:
           -----------------------
           Dean Hamilton

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        LIANGHWA JOU`



        By:
           --------------------
           Lianghwa Jou

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        LARRY V. PLUMMER



        By:
           --------------------
           Larry V. Plummer

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DONNA M. CHESS AND JOHN J. CHESS, JR., JOINTLY



        By:
           --------------------
           Donna M. Chess



        By:
            -------------------
            John J. Chess, Jr.

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        C.J. OVERSEAS, LTD.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        BRUNO ANDRIGHETTO



        By:
            -------------------
            Bruno Andrighetto

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JOHN J. CHESS, JR.



        By:
           --------------------
           John J. Chess, Jr.

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        COSINUS INVESTMENT FUND, LLC

        By:  Synapse Fund II, LLC



        By:
           --------------------
        Name:  Henri Tchen
        Title:  Manager

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




         NORWEST VENTURE PARTNERS VII, LP

        By its General Partner
        Itasca VC Partners VII, LLP



        By:
           --------------------
        Name:  Promod Haque
        Title:  General Partner

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        KPCB HOLDINGS, INC. AS NOMINEE



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        WS INVESTMENT COMPANY 99A



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JOHN A. FORE



        By:
           --------------------
           John A. Fore

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        EDWARD F. VERMEER AND ANGELA L. VERMEER, JOINTLY



        By:
           --------------------
           Edward F. Vermeer



        By:
           --------------------
           Angela L. Vermeer

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        PAUL D. ANAWALT AND VALERIA A. ANAWALT, JOINTLY



        By:
           --------------------
           Paul D. Anawalt



        By:
            -------------------
            Valeria A. Anawalt

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CRESCENDO III, L.P.
        by its General Partner, Crescendo Ventures III, LLC



        By:
           --------------------
        Name:
        Title:



        CRESCENDO III EXECUTIVE FUND, L.P.
        by its General Partner, Crescendo Ventures III, LLC



        By:
           --------------------
        Name:
        Title:



        CRESCENDO III, GBR
        By its Managing Members, Crescendo Ventures III, LLC and
        Verbier Ventures, LLC



        By:                            By:
           --------------------           -----------------------
        Name:                          Name:
        Title:                         Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CRESCENDO WORLD FUND, LLC
by its Managing Member, Crescendo Ventures WF, LLC



        By:
           --------------------
        Name:
        Title:



        EAGLE VENTURES WF, LLC



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        COMMUNICATIONS VENTURES II, L.P.

        By its General Partner
        ComVen II, LLC



        By:
           --------------------
        Name:  David Helfrich
        Title:  Member


        COMMUNICATIONS VENTURES III, L.P.

        By its General Partner
        ComVen III, LLC



        By:
           --------------------
        Name:  David Helfrich
        Title:  Member


        COMMUNICATIONS VENTURES
        AFFILIATES FUND II, L.P.

        By its General Partner
        ComVen II, LLC



        By:
           --------------------
        Name:  David Helfrich
        Title:  Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        COMMUNICATIONS VENTURES III
        CEO & ENTREPRENEURS' FUND, L.P.

        By its General Partner
        ComVen III, LLC



        By:
           --------------------
        Name:  David Helfrich
        Title:  Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        WORLDVIEW TECHNOLOGY PARTNERS I, L.P.

        By: Worldview Capital I, L.P., its General Partner
        By: Worldview Equity I, L.L.C., its General Partner



        By:
           --------------------
        Name:  Michael Orsak
        Title:  Member


        WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.

        By: Worldview Capital I, L.P., its General Partner
        By: Worldview Equity I, L.L.C., its General Partner



        By:
           --------------------
        Name:  Michael Orsak
        Title:  Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        WORLDVIEW STRATEGIC PARTNERS I, L.P.

        By: Worldview Capital I, L.P., its General Partner
        By: Worldview Equity I, L.L.C., its General Partner



        By:
           --------------------
        Name:  Michael Orsak
        Title:  Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        FALCON CAPITAL, L.L.C.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        SILICON VALLEY BANK



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        U.S. TELESOURCE, INC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        WESTPORT JOINT VENTURE



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        VENTURE LENDING & LEASING II, INC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        BIGGERSTAFF FAMILY TRUST



        By:
           --------------------
        Name:
        Title:  Trustee



        By:
           --------------------
        Name:
        Title:  Co-Trustee

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TOM & JERRY HOLDINGS, LLC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        BELL CANADA



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        LUCENT VENTURE PARTNERS INC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CHARTER GROWTH CAPITAL, L.P.

        By: CGC Partners, L.P.
        Its: General Partner



        By:
           --------------------
        Name:  Steven P. Bird
        Title:  General Partner


        CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.

        By: CGC Partners, L.P.
        Its: General Partner



        By:
           --------------------
        Name:  Steven P. Bird
        Title:  General Partner

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CGC INVESTORS, L.P.

        By: CGC Partners, L.P.
        Its: General Partner



        By:
           --------------------
        Name:  Steven P. Bird
        Title:  General Partner

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TCV III (GP)
        a Delaware General Partnership
        By: Technology Crossover Management III, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:  Robert C. Bensky
        Title:  Chief Financial Officer


        TCV III, L.P.
        a Delaware Limited Partnership
        By: Technology Crossover Management III, L.L.C.
        Its: General Partner



        By:
            -------------------
        Name:  Robert C. Bensky
        Title:  Chief Financial Officer


        TCV III (Q), L.P.
        a Delaware Limited Partnership
        By: Technology Crossover Management III, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:  Robert C. Bensky
        Title:  Chief Financial Officer

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TCV III STRATEGIC PARTNERS, L.P.
        a Delaware Limited Partnership
        By: Technology Crossover Management III, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:  Robert C. Bensky
        Title:  Chief Financial Officer

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CLIPPERBAY & CO.
        (NAME ON STOCK CERTIFICATE)



        CAPITAL RESEARCH & MANAGEMENT, on behalf of SMALLCAP World Fund, Inc.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        RADER REINFRANK HOLDINGS NO. 6

        By: Rader Reinfrank Investors, LP
        Its: Managing Partner

        By: Rader Reinfrank & Co., LLC
        Its: General Partner



        By:
           --------------------
        Name:  R. Rudolph Reinfrank
        Its:  Managing Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TELESOFT PARTNERS IA, L.P.

        By: TeleSoft IA-GP, Inc.
        Its: General Partner



        By:
           --------------------
        Name:  Arjun Gupta
        Title:  President

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        ANTHONY CIULLA



        By:
           --------------------
           Anthony Ciulla

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DAN CHAPEY



        By:
           --------------------
           Dan Chapey

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        MATTHEW O. FITZMAURICE



        By:
           --------------------
             Matthew O. Fitzmaurice

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        VERTEX CAPITAL II L.L.C.



        By:
            -------------------
        Name:  Matthew O. Fitzmaurice
        Title:  Managing Member

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        ATGF II



        By:
           --------------------
        Name:  Gary Tanaka
        Title:  Director

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        JAMES STABLEFORD



        By:
           --------------------
           James Stableford

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        MARC WEISS



        By:
           --------------------
           Marc Weiss

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        WILLIAM SLATTERY



        By:
           --------------------
           William Slattery

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        RALPH H. CECHETTINI 1995 TRUST





        By:
           --------------------
           Ralph H. Cechettini, Trustee

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        PIVOTAL PARTNERS, L.P.



        By:
           --------------------
           Ralph H. Cechettini, General Partner

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        HAMBRECHT & QUIST CALIFORNIA

        By:
           --------------------
        Its:
            -------------------


        By:
           --------------------
        Name:
        Title:


        HAMBRECHT & QUIST CALIFORNIA

        By:
           --------------------
        Its:
            -------------------



        By:
           --------------------
        Name:
        Title:

        HAMBRECHT & QUIST EMPLOYEE VENTURE FUND, L.P. II

        By: H&Q VENTURE MANAGEMENT, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        H&Q EMPLOYEE VENTURE FUND 2000, L.P.

        By: H&Q VENTURE MANAGEMENT, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:
        Title:





        ACCESS TECHNOLOGY PARTNERS, L.P.

        By: ACCESS TECHNOLOGY MANAGEMENT, L.L.C.
        Its: General Partner

        By: H&Q VENTURE MANAGEMENT, L.L.C.
        Its: Managing Member



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.

        By: H&Q VENTURE MANAGEMENT, L.L.C.
        Its: General Partner



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        H&Q COSINE COMMUNICATIONS INVESTORS, LP



        By:
           --------------------
        Name:
        Title:





Address:

One Bush Street
San Francisco, CA  94104

Phone:     (415) 439-3000
Fax:       (415) 439-3818

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        THE GOLDMAN SACHS GROUP, INC.



        By:
           --------------------
        Name:
        Title:



        STONE STREET FUND 1999, L.P.

        By: Stone Street 1999 Corp.,
        Its: General Partner



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TUDOR BVI FUTURES, LTD

        Tudor Investment Corporation as Investment Advisor



        By:
           --------------------
        Name:  James J. Pallotta
        Title:  Managing Director



        RAPTOR GLOBAL FUND, L.P.

        Tudor Investment Corporation as General Partner



        By:
           --------------------
           Name:  James J. Pallotta
           Title:  Managing Director

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        RAPTOR GLOBAL FUND, LTD.



        By:
           --------------------
        Name:  James J. Pallotta
        Title:  Managing Director

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        AT&T VENTURE FUND II, LP

        By: Venture Management, LLC
        Its: General Partner



        By:
           --------------------
           Neal M. Douglas, Manager

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        SPECIAL PARTNERS FUND, LP

        By: Venture Management III, LLC
        Its: General Partner



        By:
            -------------------
            Neal M. Douglas, Manager

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        SPECIAL PARTNERS FUND INTERNATIONAL, LP

        By: Venture Management III, LLC
        Its: Investment General Partner



        By:
           --------------------
           Neal M. Douglas, Manager

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        GREEN VENTURE CAPITAL II, L.P.



        By:
           --------------------
        Name:
        Title:



The following signature is exclusively to confirm termination of all rights of the signatory under the Second Amended and Restated Investors' Rights Agreement, dated as of September 17, 1999.



        DONALD GREEN



        By:
           --------------------
           Donald Green

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        PAUL JOHNSON



        By:
           --------------------
            (Signature)

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        TW CAPITAL I INC.



        By:
           --------------------
        Name:  Robert Boucai
        Title:  Secretary

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        SINGTEL VENTURES (SINGAPORE) PTE LTD



        By:
           --------------------
           Name:  Andrew Buay
           Title:  Director

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        COSINE COMMUNICATIONS, INC.



        By:
           --------------------
        Name:  Dean Hamilton
        Title:  President

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        ANSCHUTZ FAMILY INVESTMENT COMPANY LLC



        By:
           --------------------
        Name:
        Title:



        A.C.E. INVESTMENT PARTNERSHIP



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        ATGF II



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CLIPPERBAY & CO.
        (NAME ON STOCK CERTIFICATE)

        CAPITAL RESEARCH AND MANAGEMENT COMPANY, ON BEHALF OF SMALLCAP WORLD FUND, INC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        COSINUS INVESTMENT FUND II, LLC



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        CRESCENDO III, L.P.
        By its General Partner, Crescendo Ventures III, LLC



        By:
           --------------------
        Name:
        Title:



        CRESCENDO III, GBR
        By its Managing Members, Crescendo Ventures III, LLC and
        Verbier Ventures, LLC



        By:
           --------------------
        Name:
        Title:


        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



CRESCENDO III EXECUTIVE FUND, L.P.
By its General Partner, Crescendo Ventures III, LLC



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        JEANNETTE SCHIRTZINGER



        By:
           --------------------
             Jeannette Schirtzinger



        DAVID L. SCHIRTZINGER



        By:
           --------------------
             David L. Schirtzinger

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        TELESOFT PARTNERS IA, L.P.
        By: TeleSoft IA-GP, Inc.
        Its: General Partner



        By:
           --------------------
        Name:  Arjun Gupta
        Title:  President



        TELESOFT STRATEGIC SIDE FUND I, L.L.C.
        By: TeleSoft Management, L.L.C.
        Its: Manager



        By:
           --------------------
        Name:  Arjun Gupta
        Title:  Executive Manager

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JOHN ARRILLAGA, TRUSTEE OR SUCCESSOR TRUSTEE
        OF THE RICHARD T, PEERY 1976 CHILDREN TRUSTS
        UNDER TRUST AGREEMENT DATED 12/27/76



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JOHN ARRILLAGA, JR., TRUSTEE OR SUCCESSOR TRUSTEE
        OF THE JOHN ARRILLAGA 1976 CHILDREN TRUSTS
        UNDER TRUST AGREEMENT DATED 12/27/76
        FBO LAURA K. ARRILLAGA



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        LAURA K. ARRILLAGA, TRUSTEE OR SUCCESSOR TRUSTEE OF THE JOHN ARRILLAGA 1976 CHILDREN TRUSTS UNDER TRUST AGREEMENT DATED 12/27/76 FBO JOHN ARRILLAGA, JR.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        NETWORK ASSOCIATES, INC.



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        NISSHO ELECTRONICS CORPORATION



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        GLOBE LINQ INTERNATIONAL FUND I, LLC



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        FUSION COMMUNICATIONS CORPORATION



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        INTERNET INITIATIVE JAPAN



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DAVE ROBISON



        By:
           --------------------
           Dave Robison

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        MARTY HAHNFELD



        By:
           --------------------
           Marty Hahnfeld

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        STEVE DANIELS



        By:
           --------------------
           Steve Daniels

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        SCOTT SPRAGUE



        By:
           --------------------
           Scott Sprague

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DAN JACKSON



        By:
           --------------------
           Dan Jackson

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JEFF SPERBECK



        By:
           --------------------
           Jeff Sperbeck

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        REYNIE ORTIZ



        By:
           --------------------
           Reynie Ortiz

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DAN O'CALLAGHNAN



        By:
           --------------------
           Dan O'Callaghnan

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        BRIAN LEVY



        By:
           --------------------
           Brian Levy

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JEFF DONAHUE



        By:
           --------------------
           Jeff Donahue

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JEFFREY LEWIS



        By:
           --------------------
           Jeffrey Lewis

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DONALD CRUME



        By:
           --------------------
           Donald Crume

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CATHERINE HAPKA



        By:
           --------------------
           Catherine Hapka

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CHRIS DEMARCHE



        By:
           --------------------
           Chris DeMarche

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        GERARD M. VAZQUEZ



        By:
           --------------------
           Gerard M. Vazquez

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        BARKLAY KNAPP



        By:
           --------------------
           Barklay Knapp

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        PETE WILLS



        By:
           --------------------
           Pete Wills

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JIM BLUMSOM



        By:
           --------------------
           Jim Blumsom

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        MIKE HENRY



        By:
           --------------------
           Mike Henry

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        TERRY LEE



        By:
           --------------------
           Terry Lee

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CROSBY HAFNER



        By:
           --------------------
           Crosby Hafner

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        DANA ZITEK & ROXANN ZITEK



        By:
           --------------------
           Dana Zitek & Roxann Zitek

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.



        GLOBE LINQ INTERNATIONAL FUND I, LLC



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        INTERNET INITIATIVE JAPAN



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        SYBAT PARTNERS



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CHAMPION ANGELS



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        JOHN ELWAY



        By:
           --------------------
           John Elway

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        CHRISTOS COTSAKOS



        By:
           --------------------
           Christos Cotsakos

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        FREDERICK W. WEIDINGER



        By:
           --------------------
           Frederick W. Weidinger

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        THOMSEN LIVING TRUST DATED 5/27/99



        By:
           --------------------
        Name:
        Title:

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        WILLIAM L SCHRADER



        By:
           --------------------
           William L Schrader

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        RUANN F. ERNST & WILLIAM C. RIFFLE



        By:
           --------------------
           Ruann F. Ernst & William C. Riffle

                           COSINE COMMUNICATIONS, INC.

              THIRD AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                 SIGNATURE PAGE

The undersigned has duly executed this Third Amended and Restated Investors' Rights Agreement as of the date indicated in the preamble to this Agreement.




        OCTANE CAPITAL



        By:
            -------------------
        Name:
        Title:

                                   SCHEDULE A

                                       TO

                           COSINE COMMUNICATIONS, INC.

                           INVESTORS' RIGHTS AGREEMENT


--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
DEAN HAMILTON                        4,000,000

LIANGHWA JOU                         1,833,332

LARRY V. PLUMMER                       833,332

C.J. OVERSEAS, LTD.                              1,171,875

Lornehouse Castletown
Isle of Mann
British Isles

DONNA M. CHESS AND JOHN J. CHESS,                  234,375
JR., JOINTLY

JOHN J. CHESS, JR.                                 156,250

BRUNO ANDRIGHETTO                                  312,500
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------

COSINUS INVESTMENT FUND, LLC                                                                613,526

CRESCENDO III, GBR                                                                           17,444      3,926

CRESCENDO III EXECUTIVE FUND, L.P.                                                           25,187      5,655

CRESCENDO III, L.P.                                             3,048,780    2,954,292      847,359    190,419

CRESCENDO WORLD FUND, LLC                                         648,386      638,328      190,663
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------

EAGLE VENTURES WF, LLC                                             31,050       30,569        9,130

COMMUNICATIONS VENTURES II, L.P.                                1,379,339      842,410      329,197

COMMUNICATIONS VENTURES III, L.P.                               2,129,306    1,302,127      508,845

COMMUNICATIONS VENTURES AFFILIATES
FUND II, L.P.                                                     113,105       69,078       26,994

COMMUNICATIONS VENTURES III CEO
AND ENTREPRENEURS' FUND, L.P.                                     106,465       65,106       25,442
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
FALCON CAPITAL, L.L.C.                                            681,367

BIGGERSTAFF FAMILY TRUST                                          136,273

TOM & JERRY HOLDINGS, LLC.                                        545,094
c/o Paul Landsman

BELL CANADA                                                     1,355,013      828,197      323,642

LUCENT VENTURE PARTNERS INC.                                    1,355,013      828,197      323,642

WORLDVIEW TECHNOLOGY PARTNERS I, L.P.                             918,099    3,399,114      483,279

WORLDVIEW TECHNOLOGY INTERNATIONAL
I, L.P.                                                           357,834    1,324,822      188,360

WORLDVIEW STRATEGIC PARTNERS I, L.P.                               79,081      292,786       41,628
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------

NORWEST VENTURE PARTNERS VII, L.P.                                           5,016,722      743,686

KPCB HOLDINGS, INC., AS NOMINEE                                              5,685,618      842,845

ANSCHUTZ FAMILY INVESTMENT CO. LLC                                           1,059,085      157,001     75,100

A.C.E. INVESTMENT PARTNERSHIP                                                   55,741       27,013      4,900

WS INVESTMENT COMPANY 99A                                                       83,612

JOHN A. FORE                                                                    16,723

EDWARD F. VERMEER AND ANGELA L.
VERMEER                                                                          5,575

PAUL D. ANAWALT AND VALERIA A.
ANAWALT                                                                          5,575

SILICON VALLEY BANK
                                                                  (1)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
VENTURE LENDING AND LEASING II,
INC.
                                                                      (2)

U.S. TELESOURCE, INC.                                                              (4)


WESTPORT JOINT VENTURE

                                                       (3)

CHARTER GROWTH CAPITAL, L.P.                                                              1,141,227     34,423


With a copy to:

Tara Farnsworth, Fund Administrator
Charter Growth Capital, L.P.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------

CHARTER GROWTH CAPITAL                                                                      213,980      6,454
    CO-INVESTMENT FUND, L.P.

Attn:   Jim Boettcher

With a copy to:

Tara Farnsworth, Fund Administrator
Charter Growth Capital, L.P.

CGC INVESTORS, L.P.                                                                          71,327      2,151

Attn:   Jim Boettcher

With a copy to:

Tara Farnsworth, Fund Administrator
Charter Growth Capital, L.P.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
TCV III (GP)                                                                                 15,020

Mailing Address:

Technology Crossover Ventures

Attn:  Robert C. Bensky

With a copy to:

Technology Crossover Ventures

Attn:  Richard Kimball

TCV III, L.P.                                                                                71,344

Mailing Address:

Technology Crossover Ventures

Attn:  Robert C. Bensky

With a copy to:

Technology Crossover Ventures

Attn:  Richard Kimball
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
TCV III (Q), L.P.                                                                         1,896,239

Mailing Address:

Technology Crossover Ventures

Attn:  Robert C. Bensky

With a copy to:

Technology Crossover Ventures

Attn:  Richard Kimball

TCV III STRATEGIC PARTNERS, L.P.                                                             85,871

Mailing Address:

Technology Crossover Ventures

Attn:  Robert C. Bensky

With a copy to:

Technology Crossover Ventures

Attn:  Richard Kimball
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
CLIPPERBAY & CO.                                                                          1,925,820    608,098

Notice Address:

Capital Research and Management
Company

Attn:  Walter Burkley

RADER REINFRANK HOLDINGS NO. 6                                                              285,308

C/o Rader Reinfrank & Co., LLC

TELESOFT PARTNERS IA, L.P.                                                                  912,981     26,161

Attn:   Arjun Gupta

With a copy to:

Attn:  Tom Dennedy
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
TELESOFT STRATEGIC SIDE
FUND I, L.L.C.                                                                                           1,377

C/o TeleSoft Management, L.L.C.


Attn:   Arjun Gupta


With a copy to:

Attn:   Tom Dennedy


Fax:    650-358-2501

ANTHONY CIULLA                                                                               10,000

C/o Amerindo Investment Advisors
Inc.


DAN CHAPEY                                                                                      600

C/o Amerindo Investment Advisors
Inc.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
ATGF II                                                                                     560,880     26,667

C/o Amerindo Investments Advisors
Inc.

Attn:   Gary Tanaka
        Marc Weiss

Attorney Contact
Attn:   David Mainzer
Buchalter Nemer Fields & Younger


JAMES STABLEFORD                                                                              7,250

C/o Amerindo Investment Advisors
Inc.


MARC WEISS                                                                                    4,500

C/o Amerindo Investment Advisors
Inc.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
WILLIAM SLATTERY                                                                              1,500

C/o Amerindo Investment Advisors
Inc.


RALPH H. CECHETTINI 1995 TRUST                                                               57,654


C/o Pivotal Asset Management


PIVOTAL PARTNERS, L.P.                                                                       85,000

C/o Pivotal Asset Management


Attn:  Ralph Cechettini


MATTHEW O. FITZMAURICE                                                                       14,265



VERTEX CAPITAL II L.L.C.                                                                     57,062

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
HAMBRECHT & QUIST CALIFORNIA                                                                 39,943      3,920

Attn:  Shannon Horton

HAMBRECHT & QUIST CALIFORNIA                                                                             2,333

Attn:  Shannon Horton

HAMBRECHT & QUIST EMPLOYEE VENTURE
FUND, L.P. II                                                                                39,943

Attn:  Shannon Horton

H&Q EMPLOYEE VENTURE FUND
2000, L.P.                                                                                               2,333

Attn:  Shannon Horton

ACCESS TECHNOLOGY PARTNERS, L.P.                                                            639,087     37,333

Attn:  Shannon Horton
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
ACCESS TECHNOLOGY PARTNERS BROKERS
FUND, L.P.                                                                                   12,782        747

Attn:  Shannon Horton

H&Q COSINE COMMUNICATIONS
INVESTORS, LLC                                                                               67,104

THE GOLDMAN SACHS GROUP, INC.                                                               718,973     59,260

ATTN:  Joe di Sabato

STONE STREET FUND 1999, L.P.                                                                 79,886      7,407

ATTN:  Joe di Sabato

TUDOR BVI FUTURES, LTD.                                                                     154,750
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
RAPTOR GLOBAL FUND, L.P.                                                                     70,556

RAPTOR GLOBAL FUND, LTD.                                                                    345,307

AT&T VENTURE FUND II, LP                                                                    314,408

SPECIAL PARTNERS FUND, LP                                                                   117,137

SPECIAL  PARTNERS FUND
INTERNATIONAL, LP                                                                           652,620

GREEN VENTURE CAPITAL II, L.P.                                                              142,653

Attn:  Donald Green
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
PAUL JOHNSON                                                                                 14,265

TW CAPITAL I INC.                                                                            14,265

SINGTEL VENTURES (SINGAPORE)
LTD PTE                                                                                     570,613

COSINUS INVESTMENT FUND II, LLC                                                                      1,333,334

c/o Synapse Capital, LLC

Attn:   Henri Tchen

OCTANE CAPITAL                                                                                        666,667

ATTN:  Emeric Macdonald
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
EMERIC MCDONALD                                                                                        133,333

JEANNETTE AND DAVID L. SCHIRTZINGER                                                                      2,667

Attn:   Jeannette Schirtzinger

JOHN ARRILLAGA, TRUSTEE OR                                                                              33,333
SUCCESSOR TRUSTEE OF THE RICHARD
T, PEERY 1976 CHILDREN TRUSTS
UNDER TRUST AGREEMENT DATED
12/27/76.

Attn:   Jeannette Schirtzinger

JOHN ARRILLAGA, JR., TRUSTEE OR                                                                         16,667
SUCCESSOR TRUSTEE OF THE JOHN
ARRILLAGA 1976 CHILDREN TRUSTS
UNDER TRUST AGREEMENT DATED
12/27/76 FBO LAURA K. ARRILLAGA

Attn:   Jeannette Schirtzinger
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
LAURA K. ARRILLAGA, TRUSTEE OR                                                                          16,667
SUCCESSOR TRUSTEE OF THE JOHN
ARRILLAGA 1976 CHILDREN TRUSTS
UNDER TRUST AGREEMENT DATED
12/27/76 FBO JOHN ARRILLAGA, JR.

Attn:   Jeannette Schirtzinger

NETWORK ASSOCIATES, INC.                                                                               666,667

Attn:   Prabhat K. Goyal

Attn:   Kent Roberts

NISSHO ELECTRONICS CORP                                                                                100,000

ATTN:  Fumio Ohashi

FUSION COMMUNICATIONS CORPORATION                                                                       33,333

ATTN:  Tak Tsuji
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
GLOBE LINQ INTERNATIONAL FUND I,
LLC                                                                                                     66,667

Attn:   Ken Yasunaga

INTERNET INITIATIVE JAPAN                                                                               44,667

Attn:   Toshiya Asaba

SYBAT
PARTNERS                                                                                                33,333

Attn:   Mory Ejabat

DAVE ROBISON                                                                                            16,667

MARTY HAHNFELD                                                                                          13,333

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
STEVE DANIELS                                                                                            3,333

SCOTT SPRAGUE                                                                                           10,000

DAN JACKSON                                                                                             10,000

CHAMPION ANGELS                                                                                         50,000

Attn:   Ronnie Lott
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
JOHN ELWAY                                                                                               8,000

Attn:   Jeff Sperbeck

JEFF SPERBECK                                                                                            2,000

REYNIE ORTIZ                                                                                            20,000

DAN O'CALLAGHNAN                                                                                        13,333

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
BRIAN LEVY                                                                                               6,667

JEFF DONAHUE                                                                                            20,000

CHRISTOS COTSAKOS                                                                                       13,333

Attn:   Tom Bevilacqua
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
DONALD CRUME                                                                                            10,000

RUANN F. ERNST & WILLIAM C. RIFFLE                                                                       3,333

Attn: Bill Riffle

CATHERINE HAPKA                                                                                          6,667

FREDERICK W. WEIDINGER                                                                                   6,667

Attn:   Rick Weidinger

CHRIS DEMARCHE                                                                                           6,667
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
GERARD M. VAZQUEZ                                                                                        6,667

THOMSEN LIVING TRUST DATED 5/27/99                                                                       6,667

Attn:   Marcia Thomsen

BARKLAY KNAPP                                                                                           13,333

Log Cabin LLC                                                                                            6,667

Attn:   William L. Schrader
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
PETE WILLS                                                                                               6,667

MIKE HENRY                                                                                              10,000

TERRY LEE                                                                                                6,667
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       COMMON    SERIES         SERIES        SERIES       SERIES     SERIES
INVESTOR                               STOCK       A               B            C             D          E
--------------------------------------------------------------------------------------------------------------
CROSBY HAFNER                                                                                            6,667

DANA ZITEK & ROXANN ZITEK                                                                               10,000

Attn:   Dana Zitek
--------------------------------------------------------------------------------------------------------------
    TOTAL:                           6,666,664   1,875,000     12,884,205   24,503,677   17,118,253  4,666,668
--------------------------------------------------------------------------------------------------------------


Footnotes:

(1) Holder of this warrant is entitled to purchase 84,688 shares of Series B Preferred Stock.

(2) Holder of this warrant is entitled to purchase up to a maximum of 304,878 shares of Series B Preferred Stock, subject to certain contingencies.

(3) Holder of this warrant is entitled to purchase 157,915 shares of Series A Preferred Stock.

(4) Holder of this warrant is entitled to purchase 1,875,403 shares of Series C Preferred Stock.